                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                 Case No.:    399-02649 THROUGH 399-02680
SERVICE MERCHANDISE COMPANY, INC.      Judge:       PAINE
                                       Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING     January 27, 2002
         COMES NOW,              SERVICE MERCHANDISE COMPANY, INC.

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing December 31, 2001 and ending January 27, 2002 as shown by the report and exhibits consisting of 6 pages and containing the following as indicated:

                  Monthly Reporting Questionnaire (Attachment 1)
         -------
           X      Comparative Balance Sheets (Forms OPR-1 & OPR-2)
         -------
          N/A     Summary of Accounts Receivable (Form OPR-3)
         -------
           X      Schedule of Postpetition Liabilities (Form OPR-4)
         -------
           X      Statement of Income (Loss) (Form OPR-5)
         -------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

The Debtor has filed with the U. S. Trustee on February 18, 2002, the preliminary January 27, 2002 Monthly Operating Report, which included certain schedules, including payroll, insurance, receipts and disbursements, payment to professionals and bank accounts, etc. This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.

Date:   3-18-02             DEBTOR-IN-POSSESSION


                             By: /s/ M. E. Hogrefe
                               ------------------------------------------------
                            Name and Title: MICHAEL E. HOGREFE,
                                            SR. VP AND CHIEF FINANCIAL OFFICER
                            Address:        7100 SERVICE MERCHANDISE DRIVE
                                            BRENTWOOD, TENNESSEE 37027
                            Telephone No:   (615) 660-3340


Note: Report subject to further verification and account reconciliation procedures

FORM OPR-1 AND 2


              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                            (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)
                                  JANUARY 27,
                                      2002

ASSETS
Current Assets:
     Cash and cash equivalents                                       $  13,890
     Accounts receivable                                                13,414
     Inventories                                                        15,492
     Prepaid Expenses                                                    2,235
                                                                     ---------

     TOTAL CURRENT ASSETS                                               45,031
                                                                     ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                     338,274
     Capitalized leases, net of accumulated amortization                10,219
                                                                     ---------

                    TOTAL PROPERTY AND EQUIPMENT                       348,493
                                                                     ---------

     Other assets and deferred charges                                  16,543
                                                                     ---------

     TOTAL ASSETS                                                    $ 410,067
                                                                     =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                          $      --
     Accounts payable                                                   39,105
     Accrued expenses                                                   72,781
     State & Local tax                                                   6,420
     Current maturities capitalized leases                                 102
                                                                     ---------


     TOTAL CURRENT LIABILITIES                                         118,408
                                                                     ---------

Note: The disclosure on page 1 is an integral part of these consolidated statements and schedules.

FORM OPR-1 AND 2


              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                            (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)
                                  JANUARY 27,
                                      2002

Long-Term Liabilities:
     Long-term debt                                                         --
     Capitalized lease obligations                                       2,286
Liabilities Subject To Compromise:
     Accrued restructuring costs                                        42,067
     Capitalized lease obligations                                      18,647
     Long-term debt                                                    403,973
     Accounts payable                                                  208,701
     Accrued expenses                                                  109,176
                                                                     ---------
     Total Liabilities Subject To Compromise                           782,564

     TOTAL LIABILITIES                                                 903,258
                                                                     ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                       49,936
     Additional paid-in-capital                                          5,881
     Deferred compensation                                                 (85)
     Accumulated other comprehensive loss                                   --
     Retained (deficit) earnings                                      (548,923)
                                                                     ---------
     TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                             (493,191)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY            $ 410,067
                                                                     =========

Note: The disclosure on page 1 is an integral part of these consolidated statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 31, 2001 THROUGH JANUARY 27, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  1/27/02
FORM OPR-4

                                             Total
                                            -------
Trade Accounts Payable (Merchandise)        $39,105

                                             Total
                                            -------
Expense & other payables                    $ 72,781

Note: The disclosure on page 1 is an integral part of these consolidated statements and schedules.

FORM OPR-5


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                         ACTIVITY
                                                                                      DECEMBER 31, 2001
                                                                                          THROUGH
                                                                                      JANUARY 27, 2002
                                                                                      -----------------
Net Sales                                                                                $ 289,909

Costs of merchandise sold and buying and occupancy expense                                 400,146
                                                                                         ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses             (110,237)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                 17,390
     Net Advertising                                                                         2,515
     Banking and Other Fees                                                                    887
     Real Estate and Other Taxes                                                             1,877
     Supplies                                                                                5,160
     Communication and Equipment                                                               241
     Travel                                                                                    102
     UCC and Other Services                                                                    406
     Legal and Professional                                                                    234
     Sales and Shipping                                                                        124
     Insurance                                                                               1,574
     Miscellaneous                                                                            (150)
     Credit Card Services                                                                        1
                                                                                         ---------
Total Selling, General and Administrative Expenses                                          30,361

Other expense/(income), net                                                                     36

Note: The disclosure on page 1 is an integral part of these consolidated statements and schedules.

FORM OPR-5


              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                            (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)

                                                                                         ACTIVITY
                                                                                      DECEMBER 31, 2001
                                                                                          THROUGH
                                                                                      JANUARY 27, 2002
                                                                                      -----------------
Restructuring charge (credit)                                                                   --

Depreciation and amortization                                                                   --
                                                                                         ---------

Earnings (loss) before interest, reorganization items, and income tax                     (140,634)

Interest expense - debt                                                                     14,249
Interest expense - capitalized leases                                                          625
                                                                                         ---------

Earnings (loss) before reorganization items, and income tax                               (155,508)

Reorganization Items:

     Legal and Professional                                                                  2,665
     Severance and Miscellaneous                                                            48,065
     Loss (Gain) on Disposal of Assets                                                          --
     Close Store Charges                                                                     5,263
                                                                                         ---------
     Total Reorganization Items                                                             55,993

Earnings (loss) before income tax                                                         (211,501)
     Income tax benefit                                                                       (130)
     Cumulative Effect of Change in Accounting Principles                                       --
                                                                                         ---------

Net earnings (loss)                                                                      $(211,631)
                                                                                         =========

Note: The disclosure on page 1 is an integral part of these consolidated statements and schedules.